                                                                     Exhibit 3.7



                            CERTIFICATE OF FORMATION
                                       OF
                            MID-ATLANTIC ENERGY, LLC
                            ------------------------

          The undersigned, for the purpose of forming a limited liability company (the "Company") under the Delaware Limited Liability Company Act (the "Act"), hereby makes, acknowledges and files this Certificate of Formation:

          FIRST.  The name of the Company is:

                            Mid-Atlantic Energy, LLC

          SECOND. The address of the Company's registered office in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address for service of process is The Corporation Trust Company.

          THIRD. The Company shall commence its existence on the date this Certificate of Formation is filed with the Delaware Secretary of State.

          IN WITNESS WHEREOF, the undersigned, for the purpose of forming a limited liability company under the Act, has executed this Certificate of Formation this 7th day of November, 1996.

                                    /s/  RICHARD N. NIXON
                              By: _____________________________________
                                  Richard N. Nixon
                                  Authorized Person

                                                                     EXHIBIT 3.7


                           CERTIFICATE OF AMENDMENT
                                      TO
                           CERTIFICATE OF FORMATION
                                      OF
                           MID-ATLANTIC ENERGY, LLC
                           ------------------------

          The undersigned, for the purpose of amending the Certificate of Formation of Mid-Atlantic Energy, LLC (the "Company") under the Delaware Limited Liability Company Act (the "Act"), hereby makes, acknowledges and files the Certificate of Amendment to Certificate of Formation:

          1. The name of the limited liability company is: Mid-Atlantic Energy, LLC.

          2. The Certificate of Formation of the limited liability company is hereby amended by deleting all of the present Article FIRST and inserting in lieu thereof the following Article FIRST:

               FIRST.  The name of the Company is:

                       Integrated Propane Partners, LLC

          IN WITNESS WHEREOF, the undersigned, for the purpose of amending the Certificate of Formation of the Company under the Act, has executed this Certificate of Amendment to Certificate of Formation this 27th day of April, 1998.

                                      INTEGRATED ENERGY HOLDINGS, LLC, as a
                                      member of Mid-Atlantic Energy, LLC


                                      By:  /s/ John J. Sherman
                                         ----------------------------------
                                      Name:  John J. Sherman
                                      Title: Member

                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
                        INTEGRATED PROPANE PARTNERS, LLC

          The undersigned sole member of Integrated Propane Partners, LLC (the "Company"), for the purpose of amending the Company's Certificate of Formation under the Delaware Limited Liability Company Act (the "Act"), hereby makes, acknowledges and files this Certificate of Amendment.

          The current name of the Company is Integrated Propane Partners, LLC. The following paragraph of the Certificate of Formation is hereby amended as follows:

          FIRST.  The name of the Company is hereby changed to:

                              INERGY PARTNERS, LLC

          IN WITNESS WHEREOF, the undersigned, for the purpose of amending the Certificate of Formation of the Company under the Act, has executed this Certificate of Amendment this 17th day of February, 1999.



                              INTEGRATED ENERGY HOLDINGS, LLC

                              By: /s/ John J. Sherman
                                  ---------------------------------
                                  Name:  John J. Sherman
                                         Title:    Voting Member